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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 15, 2004 (November 12, 2004)
Date of Report (date of earliest event reported)

Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-49799 (Commission File Number)	87-0634302 (I.R.S. Employer Identification Number)

6322 South 3000 East, Suite 100
Salt Lake City, Utah 84121
(Address of principal executive offices)

(801) 947-3100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On November 12, 2004, Overstock.com, Inc. (the "Company") entered into an amendment of the Loan and Security Agreement (the "Agreement") dated as of May 6, 2004 by and between the Company and Wells Fargo Foothill, Inc. The amendment modified certain negative covenants contained in the Agreement including covenants related to limitations on the Company's ability to incur additional debt.

Item 9.01. Financial Statements and Exhibits.

  (c)
  Exhibits

  99.1
  First Amendment to Loan and Security Agreement dated as of November 12, 2004 between Overstock.com, Inc. and Wells Fargo Foothill, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OVERSTOCK.COM, INC.
By:	/s/ DAVID K. CHIDESTER David K. Chidester Vice President, Finance

Date: November 12, 2004

EXHIBIT INDEX

Exhibit Number		Description
(c	)	Exhibits
99.1		First Amendment to Loan and Security Agreement dated as of November 12, 2004 between Overstock.com, Inc. and Wells Fargo Foothill, Inc.

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX